                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 27, 2004
                       -----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
       March 31, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-2) (Exact Name of Registrant as specified in its charter)



        Delaware                 333-104580-04                 52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

         Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the September 27, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POPULAR ABS, INC.



                                       By: /s/ James H. Jenkins
                                           --------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO




Dated: October 1, 2004

                                                                                                                        Page 1 of 8
-----------------------------------------------------------------------------------------------------------------------------------
                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2

                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                         SEPTEMBER 27, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                  ORIGINAL         BEGINNING                                                                              ENDING
                    FACE          PRINCIPAL                                                      REALIZED  DEFERRED      PRINCIPAL
  CLASS             VALUE           BALANCE        PRINCIPAL       INTEREST       TOTAL           LOSSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
   AF1         165,600,000.00   141,534,213.28    8,859,655.56     223,778.29  9,083,433.85        0.00      0.00    132,674,557.72
   AF2          34,400,000.00    34,400,000.00            0.00      81,089.78     81,089.78        0.00      0.00     34,400,000.00
   AF3          70,500,000.00    70,500,000.00            0.00     206,485.33    206,485.33        0.00      0.00     70,500,000.00
   AF4          18,400,000.00    18,400,000.00            0.00      70,886.96     70,886.96        0.00      0.00     18,400,000.00
   AF5          13,057,000.00    13,057,000.00            0.00      56,563.72     56,563.72        0.00      0.00     13,057,000.00
   AF6          22,000,000.00    22,000,000.00            0.00      85,351.35     85,351.35        0.00      0.00     22,000,000.00
   AV1         175,000,000.00   158,869,178.04    4,779,469.28     270,116.43  5,049,585.71        0.00      0.00    154,089,708.76
   AV2          76,443,000.00    69,591,367.69    3,694,109.74     118,960.19  3,813,069.93        0.00      0.00     65,897,257.95
    M1          58,800,000.00    58,800,000.00            0.00     254,382.22    254,382.22        0.00      0.00     58,800,000.00
    M2          35,700,000.00    35,700,000.00            0.00     165,393.24    165,393.24        0.00      0.00     35,700,000.00
    M3           8,050,000.00     8,050,000.00            0.00      38,106.18     38,106.18        0.00      0.00      8,050,000.00
    M4           7,350,000.00     7,350,000.00            0.00      35,999.10     35,999.10        0.00      0.00      7,350,000.00
    B1           7,350,000.00     7,350,000.00            0.00      21,995.71     21,995.71        0.00      0.00      7,350,000.00
    B2           7,350,000.00     7,350,000.00            0.00      27,048.32     27,048.32        0.00      0.00      7,350,000.00
    R                    0.00             0.00            0.00           0.00          0.00        0.00      0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
  TOTALS       700,000,000.00   652,951,759.01   17,333,234.58   1,656,156.82 18,989,391.40        0.00      0.00    635,618,524.43
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    X          700,000,000.00   661,521,626.55            0.00       3,134.64      3,134.64        0.00      0.00    646,221,015.05
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                         PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                                   BEGINNING                                                       ENDING              PASS-THRU
CLASS               CUSIP          PRINCIPAL      PRINCIPAL        INTEREST         TOTAL        PRINCIPAL    CLASS       RATE
-----------------------------------------------------------------------------------------------------------------------------------
   AF1            294751EB4       854.67520097   53.50033551       1.35131818   54.85165368    801.17486546    AF1      1.725000%
   AF2            294751EC2     1,000.00000000    0.00000000       2.35726105    2.35726105  1,000.00000000    AF2      2.829000%
   AF3            294751ED0     1,000.00000000    0.00000000       2.92886993    2.92886993  1,000.00000000    AF3      3.515000%
   AF4            294751EE8     1,000.00000000    0.00000000       3.85255217    3.85255217  1,000.00000000    AF4      4.624000%
   AF5            294751EF5     1,000.00000000    0.00000000       4.33206096    4.33206096  1,000.00000000    AF5      5.199000%
   AF6            294751EG3     1,000.00000000    0.00000000       3.87960682    3.87960682  1,000.00000000    AF6      4.656000%
   AV1            294751EH1       907.82387451   27.31125303       1.54352246   28.85477549    880.51262149    AV1      1.855000%
   AV2            294751EJ7       910.36939537   48.32502309       1.55619468   49.88121777    862.04437228    AV2      1.865000%
    M1            294751EK4     1,000.00000000    0.00000000       4.32622823    4.32622823  1,000.00000000     M1      5.192000%
    M2            294751EL2     1,000.00000000    0.00000000       4.63286387    4.63286387  1,000.00000000     M2      5.560000%
    M3            294751EM0     1,000.00000000    0.00000000       4.73368696    4.73368696  1,000.00000000     M3      5.681000%
    M4            294751EN8     1,000.00000000    0.00000000       4.89783673    4.89783673  1,000.00000000     M4      5.878000%
    B1            294751EP3     1,000.00000000    0.00000000       2.99261361    2.99261361  1,000.00000000     B1      3.265000%
    B2            294751EQ1     1,000.00000000    0.00000000       3.68004354    3.68004354  1,000.00000000     B2      4.015000%
-----------------------------------------------------------------------------------------------------------------------------------
   TOTALS                         932.78822716   24.76176369       2.36593831   27.12770200    908.02646347
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     X            N/A             945.03089507    0.00000000       0.00447806    0.00447806    923.17287864     X       0.005686%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Mark McDermott
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                    Tel: (212) 623-4482 / Fax: (212) 623-5930
                        Email: mark.w.mcdermott@chase.com
--------------------------------------------------------------------------------

[GRAPHIC]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 2 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)          Funds Allocable to Certificate Principal

                         Group I Scheduled Principal                 430,476.38
                         Group I Curtailments                         31,614.92
                         Group I Prepayments                       7,358,615.63
                         Group I Repurchases                               0.00
                         Group I Liquidation Proceeds                      0.00

                         Group II-A Scheduled Principal              140,320.94
                         Group II-A Curtailments                     191,962.93
                         Group II-A Prepayments                    3,886,709.55
                         Group II-A Repurchases                            0.00
                         Group II-A Liquidation Proceeds                   0.00

                         Group II-B Scheduled Principal               61,400.49
                         Group II-B Curtailments                       5,380.38
                         Group II-B Prepayments                    3,194,130.28
                         Group II-B Repurchases                            0.00
                         Group II-B Liquidation Proceeds                   0.00

                         Extra Principal Distribution Amount       2,032,623.08

Sec. 4.03 (a)(ii)        Interest Distribution Amounts

                         Interest Distribution - AF-1                223,778.29
                         Unpaid Interest - AF-1                            0.00
                         Remaining Unpaid Interest - AF-1                  0.00

                         Interest Distribution - AF-2                 81,089.78
                         Unpaid Interest - AF-2                            0.00
                         Remaining Unpaid Interest - AF-2                  0.00

                         Interest Distribution - AF-3                206,485.33
                         Unpaid Interest - AF-3                            0.00
                         Remaining Unpaid Interest - AF-3                  0.00

                         Interest Distribution - AF-4                 70,886.96
                         Unpaid Interest - AF-4                            0.00
                         Remaining Unpaid Interest - AF-4                  0.00

                         Interest Distribution - AF-5                 56,563.72
                         Unpaid Interest - AF-5                            0.00
                         Remaining Unpaid Interest - AF-5                  0.00

                         Interest Distribution - AF-6                 85,351.35
                         Unpaid Interest - AF-6                            0.00
                         Remaining Unpaid Interest - AF-6                  0.00

                         Interest Distribution - AV-1                270,116.43

[GRAPHIC]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 3 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

   Unpaid Interest - AV-1                                                  0.00
   Remaining Unpaid Interest - AV-1                                        0.00

   Interest Distribution - AV-2                                      118,960.19
   Unpaid Interest - AV-2                                                  0.00
   Remaining Unpaid Interest - AV-2                                        0.00

   Interest Distribution - M-1                                       254,382.22
   Unpaid Interest - M-1                                                   0.00
   Remaining Unpaid Interest - M-1                                         0.00

   Interest Distribution - M-2                                       165,393.24
   Unpaid Interest - M-2                                                   0.00
   Remaining Unpaid Interest - M-2                                         0.00

   Interest Distribution - M-3                                        38,106.18
   Unpaid Interest - M-3                                                   0.00
   Remaining Unpaid Interest - M-3                                         0.00

   Interest Distribution - M-4                                        35,999.10
   Unpaid Interest - M-4                                                   0.00
   Remaining Unpaid Interest - M-4                                         0.00

   Interest Distribution - B-1                                        21,995.71
   Unpaid Interest - B-1                                                   0.00
   Remaining Unpaid Interest - B-1                                         0.00

   Interest Distribution - B-2                                        27,048.32
   Unpaid Interest - B-2                                                   0.00
   Remaining Unpaid Interest - B-2                                         0.00

Interest Reductions
   Net Prepayment Interest Shortfalls                                      0.00
   Relief Act Reductions                                                 175.01

   Class AF-1 Interest Reduction                                          22.68
   Class AF-2 Interest Reduction                                           8.22
   Class AF-3 Interest Reduction                                          20.92
   Class AF-5 Interest Reduction                                           5.73
   Class AF-4 Interest Reduction                                          14.37
   Class AF-6 Interest Reduction                                           8.65
   Class AV-1 Interest Reduction                                          27.37
   Class AV-2 Interest Reduction                                          12.05
   Class M-1 Interest Reduction                                           25.78
   Class M-2 Interest Reduction                                           16.76
   Class M-3 Interest Reduction                                            3.86
   Class M-4 Interest Reduction                                            3.65
   Class B-1 Interest Reduction                                            2.23
   Class B-2 Interest Reduction                                            2.74


[GRAPHIC]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 4 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)        Available Funds Shortfall

                         Class AF-1 Available Funds Shortfall                                                           0.00
                         Class AF-2 Available Funds Shortfall                                                           0.00
                         Class AF-3 Available Funds Shortfall                                                           0.00
                         Class AF-4 Available Funds Shortfall                                                           0.00
                         Class AF-5 Available Funds Shortfall                                                           0.00
                         Class AF-6 Available Funds Shortfall                                                           0.00
                         Class AV-1 Available Funds Shortfall                                                           0.00
                         Class AV-2 Available Funds Shortfall                                                           0.00
                         Class M-1 Available Funds Shortfall                                                            0.00
                         Class M-2 Available Funds Shortfall                                                            0.00
                         Class M-3 Available Funds Shortfall                                                            0.00
                         Class M-4 Available Funds Shortfall                                                            0.00
                         Class B-1 Available Funds Shortfall                                                            0.00
                         Class B-2 Available Funds Shortfall                                                            0.00

Sec. 4.03(a)(v)          Pool Principal Balances

                         Group I Beginning Pool Balance                                                       428,838,789.22
                         Group I Ending Pool Balance                                                          421,018,082.29
                         Group II-A Beginning Pool Balance                                                    161,854,454.44
                         Group II-A Ending Pool Balance                                                       157,635,461.02
                         Group II-B Beginning Pool Balance                                                     70,828,382.89
                         Group II-B Ending Pool Balance                                                        67,567,471.74
                         Total Beginning Pool Balance                                                         661,521,626.55
                         Total Ending Pool Balance                                                            646,221,015.05

Sec. 4.03(a)(vi)         Servicing Fee

                         Group I Servicing Fee                                                                    178,682.83
                         Group II-A Servicing Fee                                                                  67,439.36
                         Group II-B Servicing Fee                                                                  29,511.83

Sec. 4.03(a)(viii)       Delinquency Advances

                         Group I Delinquency Advances Included in Current Distribution                                  0.00
                         Group I Recouped Advances Included in Current Distribution                                     0.00
                         Group I Recouped Advances From Liquidations                                                    0.00
                         Group I Aggregate Amount of Advances Outstanding                                               0.00

                         Group II-A Delinquency Advances Included in Current Distribution                               0.00
                         Group II-A Recouped Advances Included in Current Distribution                                  0.00
                         Group II-A Recouped Advances From Liquidations                                                 0.00
                         Group II-A Aggregate Amount of Advances Outstanding                                            0.00

                         Group II-B Delinquency Advances Included in Current Distribution                          11,330.20
                         Group II-B Recouped Advances Included in Current Distribution                                  0.00
                         Group II-B Recouped Advances From Liquidations                                                 0.00
                         Group II-B Aggregate Amount of Advances Outstanding                                       11,330.20

[GRAPHIC]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 5 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A      Group I, Group II-A, and Group II-B Loans Delinquent

                           ----------------------------------------------------------------------------------------------
                                                                      Group 1
                           ----------------------------------------------------------------------------------------------
                           Period                           Number                   Principal Balance         Percentage
                           ----------------------------------------------------------------------------------------------
                           0-30 days                        249                          34,723,784.86              8.25%
                           ----------------------------------------------------------------------------------------------
                           31-60 days                        15                           2,306,769.04              0.55%
                           ----------------------------------------------------------------------------------------------
                           61-90 days                         6                             812,866.22              0.19%
                           ----------------------------------------------------------------------------------------------
                           91+days                            6                           1,172,315.65              0.28%
                           ----------------------------------------------------------------------------------------------
                           Total                            276                          39,015,735.77              9.27%
                           ----------------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------------
                                                                      Group 2
                           ----------------------------------------------------------------------------------------------
                           Period                           Number                   Principal Balance        Percentage
                           ----------------------------------------------------------------------------------------------
                           0-30 days                         93                          13,040,759.19              8.27%
                           ----------------------------------------------------------------------------------------------
                           31-60 days                        11                           1,492,281.39              0.95%
                           ----------------------------------------------------------------------------------------------
                           61-90 days                         1                              71,863.75              0.05%
                           ----------------------------------------------------------------------------------------------
                           91+days                            2                             146,010.09              0.09%
                           ----------------------------------------------------------------------------------------------
                           Total                            107                          14,750,914.42              9.36%
                           ----------------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------------
                                                                      Group 3
                           ----------------------------------------------------------------------------------------------
                           Period                           Number                   Principal Balance        Percentage
                           ----------------------------------------------------------------------------------------------
                           0-30 days                        29                            5,450,493.92              8.07%
                           ----------------------------------------------------------------------------------------------
                           31-60 days                        7                            1,759,828.07              2.60%
                           ----------------------------------------------------------------------------------------------
                           61-90 days                        1                              209,048.24              0.31%
                           ----------------------------------------------------------------------------------------------
                           91+days                           0                                    0.00              0.00%
                           ----------------------------------------------------------------------------------------------
                           Total                            37                            7,419,370.23             10.98%
                           ----------------------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B        Group I, Group II-A, and Group II-B Loans in Foreclosure

                                                  ------------------------------------------------
                                                                      Group 1
                                                  ------------------------------------------------
                                                  Number       Principal Balance        Percentage
                                                  ------------------------------------------------
                                                       8              897,587.92             0.21%
                                                  ------------------------------------------------

                                                  ------------------------------------------------
                                                                      Group 2
                                                  ------------------------------------------------
                                                  Number       Principal Balance        Percentage
                                                  ------------------------------------------------
                                                      9             1,249,067.59             0.79%
                                                  ------------------------------------------------

                                                  ------------------------------------------------
                                                                      Group 3
                                                  ------------------------------------------------
                                                  Number       Principal Balance        Percentage
                                                  ------------------------------------------------
                                                       1              185,112.52             0.27%
                                                  ------------------------------------------------


Sec. 4.03(a)(x),(xi) Group I,Group II-A, and Group II-B Loans in REO

[GRAPHIC]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 6 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

                ------------------------------------------------
                                    Group 1
                ------------------------------------------------
                Number       Principal Balance        Percentage
                ------------------------------------------------
                     0                    0.00             0.00%
                ------------------------------------------------

                ------------------------------------------------
                                    Group 2
                ------------------------------------------------
                Number       Principal Balance        Percentage
                ------------------------------------------------
                    0                     0.00             0.00%
                ------------------------------------------------

                ------------------------------------------------
                                    Group 3
                ------------------------------------------------
                Number       Principal Balance        Percentage
                ------------------------------------------------
                     0                    0.00             0.00%
                ------------------------------------------------

                            Market Value of Group I REO Loans                                                          0.00
                            Market Value of Group II-A REO Loans                                                       0.00
                            Market Value of Group II-B REO Loans                                                       0.00

Sec. 4.03(a)(xii)           Aggregate Stated Principal Balance of the Three Largest Loans

                            Group I Three Largest Loans                                                        1,785,104.92
                            Group II-A Three Largest Loans                                                     1,231,283.50
                            Group II-B Three Largest Loans                                                     2,227,677.48

Sec. 4.03(a)(xiii)          Net WAC Cap Carryover

                            Class AV-1 Net WAC Cap Carryover Amounts Due                                               0.00
                            Class AV-1 Net WAC Cap Carryover Amounts Paid                                              0.00
                            Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                                     0.00
                            Class AV-2 Net WAC Cap Carryover Amounts Due                                               0.00
                            Class AV-2 Net WAC Cap Carryover Amounts Paid                                              0.00
                            Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                                     0.00
                            Class B-1 Net WAC Cap Carryover Amounts Due                                                0.00
                            Class B-1 Net WAC Cap Carryover Amounts Paid                                               0.00
                            Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                      0.00
                            Class B-2 Net WAC Cap Carryover Amounts Due                                                0.00
                            Class B-2 Net WAC Cap Carryover Amounts Paid                                               0.00
                            Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                      0.00

Sec. 4.03(a)(xiv)           Aggregate Principal Balance of Balloon Loans
                            with Original Terms <= 36 Months and 60+ Contractually Past Due

                            Group I Aggregate Principal Balance of Balloon Loans                                       0.00
                            Group II-A Aggregate Principal Balance of Balloon Loans                                    0.00
                            Group II-B Aggregate Principal Balance of Balloon Loans                                    0.00

Sec. 4.03 (a)(xv),(xxii)    Realized Losses

                            Group I Current Period Realized Losses                                                     0.00
                            Group I Cumulative Realized Losses                                                         0.00

[GRAPHIC]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 7 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

                                           Group II-A Current Period Realized Losses                                            0.00
                                           Group II-A Cumulative Realized Losses                                                0.00
                                           Group II-B Current Period Realized Losses                                            0.00
                                           Group II-B Cumulative Realized Losses                                                0.00

Sec. 4.03 (a)(xvi)            Reserve Fund
                                           Beginning Balance of Reserve Fund                                                    0.00
                                           Funds Withdrawn From Reserve Fund For Distribution                               3,125.68
                                           Funds Deposited to Reserve Fund                                                  3,125.68
                                           Ending Balance of Reserve Fund                                                       0.00

                                           Yield Maintenance Payment for Class AV1                                          2,175.52
                                           Yield Maintenance Payment for Class AV2                                            950.16
Sec. 4.03 (a)(xvii)           Number of Loans Repurchased

                                           Group I Number of Loans Repurchased                                                  0.00
                                           Group II-A Number of Loans Repurchased                                               0.00
                                           Group II-B Number of Loans Repurchased                                               0.00

Sec. 4.03 (a)(xviii)          Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related
                                Due Period)

                                           Group I Weighted Average Mortgage Rate                                              7.31%
                                           Group II-A Weighted Average Mortgage Rate                                           7.03%
                                           Group II-B Weighted Average Mortgage Rate                                           7.04%

Sec. 4.03 (a)(xix)            Weighted Average Remaining Term of Outstanding Loans

                                           Group I Weighted Average Remaining Term                                            325.00
                                           Group II-A Weighted Average Remaining Term                                         352.00
                                           Group II-B Weighted Average Remaining Term                                         352.00

Sec. 4.03                     Overcollateralization Amounts
(a)(xxi),(xxii),(xxiii)

                                           Overcollateralization Amount                                                10,602,490.62
                                           Overcollateralization Target Amount                                         30,450,000.00
                                           Overcollateralization Release Amount                                                 0.00
                                           Overcollateralization Deficiency Amount                                     19,847,509.38

Sec. 4.03 (a)(xxiv)           Trigger Events
                                           Has a Trigger Event Occurred and is continuing?                                        NO
                                           Cumulative Realized Losses as a percentage of the Original Pool Balance             0.00%
                                           Senior Enhancement Percentage                                                      19.28%
                                           Senior Specified Enhancement Percentage                                            44.30%

Sec. 4.03 (a)(xxv)            60+ Day Delinquent Loans

                                           60+ Day Delinquent Loans as a percentage of the current Pool Balance                0.73%

Sec. 4.03 (a)(xxvi)           Amount of Funds Collected by Trustee under Yield Maintenance Agreement                        3,125.68

[GRAPHIC]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 8 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-2
                               SEPTEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxvii)      Pre-Funded Amount                                 0.00

[GRAPHIC]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.